Public Company Management Corporation
(OTC BB: PUBC)

SCIA Small Cap Syndicate Conference

April 2006

Safe Harbor

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on current expectations, estimates and projections made by management. Public Company Management Corporation (the "Company") intends for the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", or variations of such words are intended to identify such forward-looking statements. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements. All forward-looking statements made in this presentation are made as of the date hereof, and the Company assumes no obligation to update the forward-looking statements whether as a result of new information, future events, or otherwise. Please refer to the Company's Form 10-KSB and other filings with the SEC for additional information regarding risks and uncertainties, including, but not limited to, the risk factors listed from time to time in such SEC reports. Copies of these filings are available through the SEC's electronic data gathering analysis and retrieval system (EDGAR) at www.sec.gov.

PCMC
PUBLIC COMPANY MANAGEMENT CORPORATION

Company Summary

- **Public Company Management Corporation ("PCMC") is a fast-growing, public company that provides a number of consulting and advising services to companies seeking to access public capital markets. The Company went public in October 2004 (founded 2000), via a reverse listing to the OTCBB.**
- **PCMC's primary services are to educate, consult and advise clients seeking to register and self distribute their own securities in a public offering without an underwriter, to maintain compliance with their public reporting and corporate governance obligations or to conduct a State registered offering or a private placement. Over the term of a completed contract, PCMC's current compensation schedules are:**
  - A. approximately **$85,000** in cash and approximately **850,000 shares** of common stock issued by its clients in connection with consulting and advising services relating to becoming a public company, and
  - B. compensation of **$48,000** in cash and **400,000 shares** of common stock issued by its clients in connection with consulting services for compliance SEC reporting during the first 12 months after each client becomes publicly traded.
- **PCMC also consults and advises companies seeking to migrate from the Pink Sheets to OTCBB;**
- **PCMC's subsidiary, GoPublicToday.com (GPT) is a State Registered Investment Advisors, accepts a large portion of its fee in the form of equity in the portfolio companies.**

PCMC
PUBLIC COMPANY MANAGEMENT CORPORATION

Management Team

- ***Chief Executive Officer*, Stephen Brock:** Industry pioneer: Team leader and oversees/coordinates all critical client functions.
- ***Chief Legal Officer*, Trae O'Neil High, JD, LLM in Taxation & Masters in Accounting:** Legal information requests, Founders round, PPM, SB-2, SEC Comments (if applicable), 15c 211 filings corporate planning, document preparation and filings, shareholder tracking and capital structure guidance (*no investor solicitation*), SEC filings and forms (EDGAR), etc.
- ***Chief Operating Officer*, Kipley J. Lytel, CFA/MBA**: Assist in coordinating efforts with Legal & Financial Managers, Marketing Manager, Investor Relations Manager, Financial Strategist, Blue Sky State Coordination, coordinate client progress in the bi-monthly conference calls, advise client once trading (Compliance period) on Public Relations & Investment Relations Initiatives, etc.

PCMC
PUBLIC COMPANY MANAGEMENT CORPORATION

Investment Catalyst & Milestones

- History of operational execution on several growth metrics: sales, client contracts, and stock portfolio size (client stock)
- **Approximately 21 Active Clients** seeking either a direct public offering via self distribution or private offering; Four (4) clients have had SB-2 Filings so far this calendar year, two of which are effective.
- **Two (2)** Active Clients migrating from Pink Sheets to OTCBB
- Positive net income from operations (Q1FY06 *operating level*)
- Currently have **approximately 18MM** client company shares issued to PCMC and approximately **4.5MM shares** contractually due (combined total of approximately **22.5MM shares**)
- Increasing float and shareholder diversity trends
- Migration to AMEX or PSE Objective
- New Management Team removes succession issues.
- A New Investor Relations Specialist (CFA) to get the story out to institutional and high-net worth clients
- New and innovated OTC BB Index, trademarked PCMC Bulletin Board 30 Index

PCMC
PUBLIC COMPANY MANAGEMENT CORPORATION

Why DPO Versus Other Methods?

- Direct public offering via self-distribution SB-2 Process ("DPO") is a low cost solution versus IPO or Venture Capital
- DPO can be completed in 9-15 months; new clients typically start with an $80k-$500k Section 4(2) exemption with capital raised in 45 days via self-distribution to accredited investors, friends, family & business associates ("Founders Round" or "FR")
- Public market funding access without risk of losing control to alternative venture capital funding methods
- Combined with the educational white papers, DPO orients & prepares clients for compliance 10-KSB & 10-QSB filings as a public company

What Makes PCMC Different:
Unique & Compelling Business Model

- **Flexible and scalable business model**: PCMC operates as a hub, or a virtual meeting place for businesses. Once the clients are attracted, professional consultants are hired. PCMC uses an outsourcing approach, whereby the consultants are only hired as needed and paid flat fees via PUBC stock and/or cash.
- **Cross-Selling Business**: While many competitors offer different steps of servicing emerging companies seeking a public forum, PCMC offers a comprehensive, turnkey package of educational, advisory and consulting services that also has inherent cross-selling mechanisms; one division creates a revenue stream through the entire group.
- **Advisory Board**: In November 2004 PCMC created an expansive Advisory Board of industry experts to utilize the combined experience of its advisors in devising corporate strategy and ensure compliance with the governance practices in the U.S. capital market.

Revenue Source 1: Education White Papers

www.PubcoWhitePapers.com

Serving growth-stage business owners and financial executives with over 140 educational white papers:

- Capital markets
- Registration & Self Distribution without an underwriter
- Public company reporting & compliance
- Getting funding
- Business planning, valuation, asset protection and other general business topics

PCMC

PUBLIC COMPANY MANAGEMENT CORPORATION

Revenue/Income Source 2: GoPublicToday.com

Unique One-Stop Service Platform (SB-2 Registration)

- **PCMC differentiates itself in the marketplace by offering a complete platform of services, of which the stock and cash fees are directly related to the 1,100 hours applied in connection with services provided, all of which involve a host of integrated efforts by lawyers, accountants, federal/state regulatory consultants, etc. Indeed, the following offers only a brief summary of the steps involved:**

1. ***Private Placement*** preparation (incorporate, minute book, exempt offering filings, escrow agreements, etc.)
2. ***Public Offering Development*** (drafting, Edgar, manage auditor work, other filings)
3. **State Registered Offerings**
4. ***Form 211*** preparation (disclosure, exhibit, transfer agent, audit)
5. Comment Letter support for OTCBB Listings
6. ***Intranet*** customized interactive tool designed for managing clients
7. Other: education, stock transfer agency, accounting firm coordination, electronic filings

Revenue/Income Source 3: Compliance
Public Company Management Services

12-month compliance contract maintains client SEC and SOX form filings, including:

- Form 10-KSB Development
- Form 10-QSB Development
- Form 13D/G
- Forms 3, 4, and 5 Development
- Form 8-K
- Form 14A and C

PCMC
PUBLIC COMPANY MANAGEMENT CORPORATION

Improved Client Screening Process

"some companies should not be public"

- **PCMC continues to establish more stringent client qualifying thresholds:**

✓ PCMC only takes on approximately 10% of clients that have filed the *Open Line Questionnaire (first stage of client screening process)*

✓ Minimum one year operating history

✓ Minimum $100k in historical sales, with double digit sales growth and $500k revenue run rate for the following fiscal year

✓ A break-even analysis (EBITDA)

✓ Other qualitative hurdle considerations: **stage of business, patents, competitiveness, no material lawsuits, etc.**

Formal Client Due Diligence

PCMC takes a three-step due diligence approach

1. **Business Strategic Review:** Kipley J. Lytel, CFA/MBA, will assess financial profile, market dynamics, infrastructure & resources.
2. **Review Accounting Systems:** Pre-audit coordinator will review general ledger, financial statements, MD&A & proceeds dilution.
3. **Legal Review:** Trae O'Neil High, will undertake legal due diligence - management questionnaire, ability to resolve corporate issues including reorganization (engagement required), capital structure & Nevada corporate relocation.

Client Stock Economics for PCMC

- Founders Round for client stock typically has a cost basis $0.10-$0.70, with the proposed issuance price in the $1.00-$1.50 range for Private Placement Memorandum (PPM) or SB-2 Filing.
- PCMC typically recognizes $0.10-$0.70 a share cost basis in accordance with the PCMC's revenue recognition policy.
- The client portfolio stock (trading securities) are valued at the end of each quarter, based on OTCBB quotation, resulting in an unrealized gain/loss for the quarter.

Recent Financial Highlights (FY1Q06)*

- **Revenue increased $111k, or 27%, to $517k for the three months ended December 31, 2005 (FY1Q06) from $406k for the three months ended December 31, 2004**
- **Deferred revenues increased over 1,000% to $1.60M in FY1Q06 compared to the comparable period last year of $140k;** this represents a contractual revenue amount that is expected to be realized in forward looking quarters in accordance with PCMC's revenue recognition policies
- **Positive FY1Q06 earnings from operations (EBIT) of $48.7k versus ($194k) in the same period last year ending 12/31/04; (however, net loss of $198k for FY1Q06)**
- **Positive $920k Shareholder Equity** (12/31/05)
- 22,713,171 weighted shares outstanding (12/31/05)

The select financial disclosures should be reviewed with the SEC 10-KSB & 10-QSB filings on www.sec.gov (also, made available at the PCMC presenter exhibit table)

PCMC
PUBLIC COMPANY MANAGEMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS
Three Months Ended December 31, 2005 and 2004
(Unaudited)

		2005		2004
Revenue	$	517,439	$	405,992
General and administrative		385,863		587,602
Bad debt expense		70,500		-
Depreciation and amortization		12,352		12,442
Total operating expenses		468,715		600,044
Net (loss) income from operations		48,724		(194,052)
Other income and (expense)				
Interest expense		-28,551		-11,121
Interest income		10		6,464
Realized gain (loss) on sale of		-375		101,324
Unrealized gain (loss) on		(217,431)		629,793
Total other income (expense)		(246,347)		726,460
(Loss) income before income taxes		-197,623		532,408
Deferred income tax (benefit)		-		181,019
NET (LOSS) INCOME	$	(197,623)	$	351,389
Weighted average shares outstanding		22,713,171		21,065,730
Basic and diluted gain (loss) per share	$	-0.01	$	0.02

Corporate Structure


Public Company Management Corporation
PCMC, publicly traded as PUBC.OB
Pubco
White Papers, Inc.
(PWP)
GoPublicToday.com, Inc.
(GPT)
Public Company
Management
Services, Inc.
(PCMS)
Foreign Company
Listing
(FCL)

Benefits of Public Markets?

- **Access to Capital:** A public offering of stock can vary from $500,000 to over $1 billion. If a company needs to raise capital, it can sell stock (equity) or it can it issue bonds (debt securities); publicly-traded stock can be used as collateral to secure loans.
- **Create Liquidity:** By going public, a company creates a market for its stock in which buyers and sellers participate. In general, stock in a public company is much more liquid than stock in a private enterprise.
- **Incentive Compensation:** Many companies use stock and stock option plans to attract and retain talented employees.
- **Prestige & Branding:** The public visibility of having a tradable company can be very helpful in marketing products and services.
- **Publicity:** Public companies are more likely to receive the attention of major newspapers, magazines and periodicals than a private enterprise.
- **Mergers & Acquisitions:** The stock can be considered as valuable as cash when acquiring other businesses.
- **Exit Strategy:** The company's stock eventually becomes liquid, offering reward and financial freedom for the founders and employees.

Strategic Partners & Business Relationships

- AirAM Capital Group, Inc.
- Assisting You Virtually
- Meridian Advisors
- Backstage Development
- The Baymen Group
- Blue Sky MLS
- Bold Ventures Group
- Equity Technology Group, Inc.
- Franklin, Cardwell & Jones
- Harold P. Gewerter, Esq.
- Hawkwood Capital Partners
- Investrend Research
- Kingery, Crouse & Hohl, P.A.
- Plexus Consulting Group, LLC
- International Association of Small Broker-Dealers & Advisers
- Global Media Fund
- National Regulatory Services
- NewLead, Inc.
- Oasis Corporate Services, Inc.
- OnlineBusinessNetworks.com
- Public Securities, Inc.
- Savvy Selling International
- The WriteShop
- TransTech Solutions, LLC
- Williams Law Group. P.A.
- Spelman Research
- MacReport
- IBIS
- StockGroup

PCMC
PUBLIC COMPANY MANAGEMENT CORPORATION

To Learn More:



- On the web
  - www.PublicCompanyManagement.com
  - www.PubcoWhitePapers.com
  - www.GoPublicToday.com
  - www.PCMS-Team.com

- CEO Contact, Stephen M. Brock
  - SBrock@PublicCompanyManagement.com
  - 702.222.9076
- COO Contact, Kipley J. Lytel, CFA
  - KLytel@PublicCompanyManagement.com
  - 702.556.5736
- CLO Contact, Trae O'Neil High
  - 702.222.9076